NEWS RELEASE ©2024 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Corporate Communications T – (412) 433-1300 E – media@uss.com Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides First Quarter 2024 Guidance PITTSBURGH, March 18, 2024 – United States Steel Corporation (NYSE: X) today provided first quarter 2024 adjusted net earnings per diluted share guidance of $0.80 to $0.84. First quarter 2024 adjusted EBITDA is expected to be approximately $425 million. Commenting on first quarter guidance President and Chief Executive Officer David B. Burritt said, “We remain focused on running our business as we make progress towards closing our transaction with Nippon Steel Corporation. Our anticipated first quarter performance is in-line with our prior outlook, reflecting healthy steel demand, strong operating performance, and continued focus from our employees on delighting our customers. Our North American Flat-Rolled segment’s balanced and diverse markets are keeping the order book strong. Meanwhile, our Mini Mill segment continues to capture sequentially higher-priced spot orders to drive better results compared with the fourth quarter. In Europe, commercial and energy tailwinds and management cost improvements are projected to drive better EBITDA than the fourth quarter. Our Tubular segment is navigating softer first quarter demand and price headwinds while still expecting to deliver strong margins.” Burritt concluded, “We are entering the final stretch of our in-flight Best for All® strategic investments. Our Big River Steel dual coating line comes on-line in the second quarter followed by our new state-of-the-art Big River 2 mini mill later in 2024. We look forward to merging with Nippon Steel Corporation as the Best Steelmaker with World-leading Capabilities.”

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com First Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be higher than the fourth quarter. Higher spot steel prices are expected to be reflected in the segment’s average selling prices further supported by the favorable impact from fixed-priced contracts negotiated for 2024. These tailwinds are expected to be partially offset by typical seasonal mining operations headwinds experienced in the first quarter. The Mini Mill segment's adjusted EBITDA is expected to nearly double fourth quarter’s performance. Average selling prices are expected to meaningfully increase sequentially reflecting the segment’s majority market-based monthly contract and spot price exposure. Pricing tailwinds are expected to be partially offset by higher raw material costs. Separately, approximately $20 million of anticipated construction-related costs are included in the segment's adjusted results. These costs largely reflect the scheduled start-up of the Big River Steel dual Galvalume® / Galvanized coating line in the second quarter and the new Big River 2 mini mill in the second half of 2024. The European segment’s adjusted EBITDA is expected to be higher than the fourth quarter. Higher steel prices are expected to be reflected in the segment’s average selling prices. Additionally, lower energy costs and management cost improvements should improve the segment’s financial performance. The Tubular segment’s adjusted EBITDA is expected to be lower than the fourth quarter. Lower selling prices are expected to negatively impact the segment’s financial performance. Additionally, lower shipment volumes are anticipated as rig counts remain stagnant and natural gas demand softens due to a mild winter.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q1 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 160 Estimated income tax provision 40 Estimated net interest and other financial costs (income) (45) Estimated depreciation, depletion, and amortization 210 Projected EBITDA included in guidance $ 365 Estimated adjustments 60 Projected adjusted EBITDA included in guidance $ 425 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q1 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 160 Estimated adjustments 45 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 205 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q1 2024 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.64 Estimated adjustments 0.18 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.82 Note: This reconciliation excludes the impact of the Company's quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, for an explanation of the surplus VEBA assets. This excluded item is not expected to impact adjusted EBITDA.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This communication contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, the construction or operation of new or existing facilities or capabilities, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and Form 10-K for the year ended December 31, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward- looking statements. Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well as tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this communication is as of the date above. Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com as required by law. Additional Information and Where to Find It This communication relates to the proposed transaction between the United States Steel Corporation (the “Company”) and Nippon Steel Corporation (“NSC”). In connection with the proposed transaction, the Company has filed and will file relevant materials with the United States Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”), a definitive version of which was filed with the SEC on March 12, 2024. The Company commenced disseminating the definitive Proxy Statement to stockholders of the Company on or about March 12, 2024. The Company may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (A DEFINITIVE FILING OF WHICH HAS BEEN MADE WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain free copies of the definitive Proxy Statement, as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone 412-433- 1121, or from the Company’s website www.ussteel.com.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Participants in the Solicitation NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, a definitive version of which was filed with the SEC on March 12, 2024. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and was included in the definitive version of the Proxy Statement filed with the SEC. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ### 2024-009 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.